EXHIBIT 99.1

[LOGO ANC RENTAL CORPORATION]


                       FINANCIAL CONTACT:  KATHI HYLE
                                           SENIOR VICE PRESIDENT AND
                                           CHIEF FINANCIAL OFFICER
                                           954-320-6267
                                           ANCINVESTORRELATIONS@ANCRENTAL.COM

                           MEDIA CONTACT:  CHERYL BUDD
                                           SENIOR VICE PRESIDENT
                                           CORPORATE COMMUNICATIONS
                                           954-320-4025
                                           BUDDC@ANCRENTAL.COM

FOR IMMEDIATE RELEASE
---------------------

    ANC RENTAL CORPORATION REPORTS A 229% IMPROVEMENT IN THIRD QUARTER
          OPERATING INCOME BEFORE NON-RECURRING TRANSITION COSTS

          FORT LAUDERDALE, FLORIDA (OCTOBER 25, 2000) - ANC Rental Corporation (Nasdaq: ANCX) today reported operating income, before non-recurring transition costs, of $100.3 million for the three months ended September 30, 2000 compared to $30.5 million last year, an increase of 229%. The reported results include $2.0 million of non-recurring transition costs associated with ANC Rental Corporation's previously announced consolidation plan. Operating income for the three-month period including these charges was $98.3 million, an increase of 222% when compared to last year.

          Revenue for the three months ended September 30, 2000 was $1,005.7 million compared to $1,023.3 million last year, a decrease of 1.7%. Net income for the three months ended September 30, 2000 was $51.0 million compared to $18.4 million in the prior year, an increase of 177%. Diluted earnings per share for the three months ended September 30, 2000 was $1.10 versus $.41 per share in the prior year, an increase of $.69 per share or 168%.

          Commenting on ANC Rental Corporation's third quarter performance, President and Chief Executive Officer Michael S. Karsner said, "In less than two quarters as an independent company, we have made significant strides in the financial performance of our Company. Our focus on cost reductions and improved efficiency enabled us to achieve this operating performance. These results reflect continued progress toward the long-term business strategies we established for ourselves when we became independent earlier this year."

          For the nine months ended September 30, 2000, the Company reported operating income, before non-recurring transition costs, of $110.5 million compared to $47.0 million last year, an increase of 135%. The reported results include $17.7 million of non-recurring transition costs associated with ANC Rental Corporation's previously announced consolidation plan. Operating income for the nine-month period including these charges was $92.8 million, an increase of 97% when compared to last year. Revenue for the nine months ended September 30, 2000 was $2,726.9 million, compared to $2,707.1 million last year, an increase of .7%. Net income for the nine months ended September 30, 2000 was $42.0 million compared to $24.5 million in the prior year, an increase of 71%. Diluted earnings per share for the nine months ended September 30, 2000 was $.92 versus $.54 per share in the prior year, an increase of $.38 per share or 70%.

          The Company expects that pricing in the U.S. airport markets will remain competitive in the fourth quarter with revenue per day expected to be 2% to 3% below last year. Volume in the U.S. airport market during the same period is expected to increase 2% to 3%. The Company anticipates its operating income for the fourth quarter to be between breakeven and a loss of $10 million. Diluted earnings per share for the full year is expected to range between $.59 and $.72 per share or when adjusted to exclude the after-tax effect of non-recurring transition expenses, between $.83 and $.96 per share. In the outlook for 2001, consolidated revenue per day is expected to be flat to up 1% over 2000 levels and volume is expected to grow 3% to 4%. Revenue per day growth in 2001 is more likely to occur in the second half of the year. These assumptions yield diluted earnings per share for the full year of between $1.00 and $1.15 per share.

          ANC Rental Corporation, headquartered in Fort Lauderdale, is one of the world's largest car rental companies with annual revenue of approximately $3.5 billion in 1999. ANC Rental Corporation, the parent company of Alamo, National, and CarTemps has more than 3,000 locations in 69 countries and employs approximately 22,000 associates worldwide.

Certain statements and information included in this press release constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied in such forward-looking statements. Additional discussion of factors that could cause the actual results to differ materially from management's projection, forecasts, estimates and expectations is contained in the Company's Registration Statement on Form 10 and other SEC filings.

                         ANC RENTAL CORPORATION
                CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                  ($ in millions except per share amounts)

                               ------------------------------------------
                                   Three months ended September 30,

                               ------------------------------------------
                                    2000      %        1999         %
                                    ----      -        ----         -
Revenue:

Alamo                           $ 419.5    41.7    $ 414.4       40.5
National                          425.7    42.3      433.4       42.4
                                -------   -----    -------      -----
  North America                   845.2    84.0      847.8       82.9
Cartemps USA                       69.1     6.9       75.1        7.3
International                      91.4     9.1      100.4        9.8
                                -------   -----    -------      -----
                                1,005.7   100.0    1,023.3      100.0
                                -------   -----    -------      -----

Operating Expenses                737.1    73.3      761.3       74.4
                                -------   -----    -------      -----

Gross margin                      268.6    26.7      262.0       25.6

SG & A                            165.8    16.5      229.0       22.4
Amortization of intangibles         2.5     0.2        2.5        0.2
                                -------   -----    -------      -----

Operating income before
 non-recurring transition costs   100.3    10.0       30.5        3.0

Non-recurring transition costs      2.0     0.2          -          -
                                -------   -----    -------      -----
Operating income                   98.3     9.8       30.5        3.0

Interest expense, net             (14.5)   (1.5)      (2.7)      (0.3)

Other income / (expense)           (0.1)      -        1.0        0.1
                                -------   -----    -------      -----
Income before tax                  83.7     8.3       28.8        2.8

Taxes                              32.7     3.2       10.4        1.0
                                -------   -----    -------      -----
Net income                       $ 51.0     5.1     $ 18.4        1.8
                                =======   =====    =======      =====

Earnings per share:

         Basic                   $ 1.13             $ 0.41
         Fully Diluted           $ 1.10             $ 0.41

WEIGHTED AVERAGE SHARES:

         BASIC                     45.1               45.1
         FULLY DILUTED             46.3               45.1



                          ANC RENTAL CORPORATION
                CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                   ($ In millions except per share amounts)

                          ------------------------------------------------------
                                     Nine months ended September 30,

                          ------------------------------------------------------
                                    2000       %        1999         %
                                    ----       -        ----         -
Revenue:

Alamo                           $ 1,104.7     40.5    $ 1,067.0     39.4
National                          1,147.1     42.1      1,153.5     42.6
                                ---------    -----    ---------    -----
  North America                   2,251.8     82.6      2,220.5     82.0
Cartemps USA                        207.0      7.6        208.2      7.7
International                       268.1      9.8        278.4     10.3
                                ---------    -----    ---------    -----
                                  2,726.9    100.0      2,707.1    100.0
                                ---------    -----    ---------    -----

Operating expenses                2,073.1     76.0      2,073.7     76.6
                                ---------    -----    ---------    -----

Gross margin                        653.8     24.0        633.4     23.4

SG & A                              535.8     19.6        579.0     21.4
Amortization of intangibles           7.5      0.3          7.4      0.3
                                ---------    -----    ---------    -----

Operating income before
 Non-recurring transition costs     110.5      4.1         47.0      1.7

Non-recurring transition costs       17.7      0.7            -        -
                                ---------    -----    ---------    -----
Operating income                     92.8      3.4         47.0      1.7

Interest expense, net               (20.9)    (0.8)        (9.8)    (0.3)

Other income / (expense)             (3.0)    (0.1)         1.1        -
                                ---------    -----    ---------    -----

Income before tax                    68.9      2.5         38.3      1.4

Taxes                                26.9      1.0         13.8      0.5
                                ---------    -----    ---------    -----

Net income                         $ 42.0      1.5       $ 24.5      0.9
                                =========    =====    =========    =====

Earnings per share:

         Basic                     $ 0.93                $ 0.54
         Fully Diluted             $ 0.92                $ 0.54

WEIGHTED AVERAGE SHARES:

         Basic                       45.1                  45.1
         Fully Diluted               45.5                  45.1



            ANC RENTAL CORPORATION - SUPPLEMENTAL DATA (UNAUDITED)

                          ----------------------------------------------------
                                For the three months ended September 30,
                          ----------------------------------------------------
                                     2000          1999         % CHANGE
                                     ----          ----         --------

  Revenue (1)                     $ 1,005.7      $ 1,023.3        -1.7%


  KEY OPERATING STATISTICS
  ------------------------
                                     2000          1999         % CHANGE
                                     ----          ----         --------
  Revenue per day                 $   36.42      $   36.31         0.3%
  Revenue per day, net of
   Foreign exchange translation   $   36.73      $   36.31         1.2%
  Charge days (1)                      27.2           27.7        -1.8%
  Utilization                          81.6%          82.3%       -0.7%



                                   SEPTEMBER 30,  DECEMBER 30,  SEPTEMBER 30,
  BALANCE SHEET DATA  (1)             2000           1999           1999
  -----------------------             ----           ----           ----

  Cash                            $    42.3      $    17.4      $    62.3
  Revenue earning vehicles        $ 5,232.8      $ 4,501.3      $ 5,221.6
  Revenue earning vehicle
   Debt                           $ 4,668.2      $ 4,531.6      $ 5,169.5
  Other debt                      $   258.0      $   107.4      $   106.1
  Shareholders' equity            $   934.2      $   726.6      $   800.7


                             -----------------------------------------
OTHER DATA (1)               For the three months ended September 30,
--------------               -----------------------------------------
                                        2000            1999
                                        ----            ----
  Revenue earning vehicle net
   Depreciation, interest
   and other                          $ 376.6          $ 381.4
  Non-vehicle depreciation
   and amortization                   $  32.2          $  23.6
  Capital expenditures                $  27.2          $  47.3

                             -----------------------------------------
                             For the nine months ended September 30,
                             -----------------------------------------
                                         2000             1999
                                         ----             ----
  Revenue earning vehicle net
   Depreciation, interest
    and other                         $ 1,011.5         $ 1,024.4
  Non-vehicle depreciation
   and amortization                   $    80.8         $    61.6
  Capital expenditures                $    68.6         $   150.3


NOTES:
-----

(1) amounts reflected in millions


            DIVISIONAL INFORMATION- SUPPLEMENTAL DATA (UNAUDITED)
            -----------------------------------------------------

NORTH AMERICA
-------------
                           --------------------------------------------------
                                  For the three months ended September 30,
                           --------------------------------------------------
                                    2000           1999          % CHANGE
                                    ----           ----          --------
     REVENUE (1)

       ALAMO                      $ 419.5        $ 414.4            1.2%
       NATIONAL                     425.7          433.4           -1.8%
                                  -------        -------           -----
       TOTAL                      $ 845.2        $ 847.8           -0.3%
                                  =======        =======           =====

     Key Operating Statistics-North America
     --------------------------------------

     Alamo revenue per day        $ 37.07        $ 37.12           -0.1%
     National revenue per day     $ 38.85        $ 38.38            1.2%
       North America revenue
        per day                   $ 37.93        $ 37.74            0.5%

     Alamo charge days (1)           11.3           11.1            1.6%
     National charge days (1)        10.6           10.9           -2.4%
                                  -------        -------
       North America charge
        days (1)                     21.9           22.0           -0.5%
                                  =======        =======

     North American
      Utilization                    83.7%          83.7%            --


CARTEMPS USA
------------
                                ---------------------------------------------
                                  For the three months ended September 30,
                                ---------------------------------------------
                                      2000           1999        % CHANGE
                                      ----           ----        --------
     Revenue (1)                   $  69.1         $  75.1         -8.0%

     Key Operating Statistics-Cartemps USA
     -------------------------------------

     Revenue per day               $ 26.36         $ 25.03          5.3%
     Charge days (1)                   2.6             3.0        -12.6%
     Utilization                      75.0%           82.0%        -7.0%


INTERNATIONAL
-------------
                                    -----------------------------------------
                                    For the three months ended September 30,
                                    -----------------------------------------
                                       2000           1999       % CHANGE
                                       ----           ----       --------
     Revenue (1)                    $  91.4        $ 100.4         -9.0%

     Key Operating Statistics-International
     --------------------------------------

     Revenue per day                $ 33.79        $ 37.17         -9.1%
     Revenue per day, net
      of foreign exchange
      translation                   $ 36.72        $ 37.17         -1.2%
     Charge days (1)                    2.6            2.7         -1.5%
     Utilization                       73.1%          72.6%         0.5%

NOTES:
-----

(1) amounts reflected in millions